SUPPLEMENT DATED JULY 12, 2024
TO

PROSPECTUS AND UPDATING SUMMARY PROSPECTUS
EACH DATED APRIL 30, 2024
FOR
DELAWARE LIFE MASTERS PRIME® VARIABLE ANNUITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Putnam VT Income Fund and the Putnam VT Global Asset Allocation Fund (the “Funds”) that are available as investment options under your Contract.  Effective July 15, 2024, Franklin Advisers, Inc. will replace Putnam Investment Management, LLC as the investment adviser for  the Funds.  In addition, Franklin Advisers, Inc. will retain Putnam Investment Management, LLC as a sub-adviser for the Funds.

THE CONTRACT REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE